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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                          APRIL 28, 2003
(Date of earliest event reported)                       APRIL 28, 2003


                         ST. JOSEPH CAPITAL CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       333-6581                                          35-1977746
(Commission File Number)                 (I.R.S. Employer Identification Number)



3820 EDISON LAKES PARKWAY, MISHAWAKA, INDIANA                              46545
  (Address of principal executive offices)                            (Zip Code)



                                 (800) 890-2798
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  99.1  1st Quarter Letter to Shareholders

ITEM 9.  REGULATION FD DISCLOSURE

         On or about April 25, 2003, ADP at the request of the Company mailed its 1st Quarter 2003 Letter to Shareholders. The information contained in this
Item 9 of the Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ST. JOSEPH CAPITAL CORPORATION



Dated: April 28, 2003                     By: /s/ John W. Rosenthal
                                               John W. Rosenthal
                                               Chairman, President & Chief
                                               Executive Officer



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